ALLIANZ VISIONSM VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Rate Sheet Supplement dated May 3, 2016
to the
Prospectus dated April 25, 2016 for contracts issued on or after April 29, 2013 and the
Prospectus dated April 25, 2016 for contracts issued on or prior to April 26, 2013
This Income Protector and Investment Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for the Allianz Vision Variable Annuity. If you would like another copy of the current prospectus, please call us at (800) 624-0197.
This Supplement provides the current Income Protector and Investment Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective Allianz Vision Variable Annuity prospectus.
The rider rates below apply to applications signed from May 3, 2016 to June 6, 2016.
Rider rates may be different than those listed below for applications signed on or after June 7, 2016, or if you are adding Income Protector or Investment Protector to a previously issued inforce Contract. We are under no obligation to notify you that this Supplement is no longer in effect. Please work with your Financial Professional or visit www.allianzlife.com/visionrates to confirm the most current rider rates.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
5%, which is 1.25% simple interest applied on quarterly anniversaries	30	Covered Person's age for single Lifetime Plus Payments 60 – 64 4.0% 65 – 79 4.5% 80+ 5.5%	Younger Covered Person's age for joint Lifetime Plus Payments 60 – 64 3.5% 65 – 79 4.0% 80+ 5.0%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

Investment Protector Rider Rates
Earliest Anniversary used to determine the initial Target Value Date	Subsequent Future Anniversary used to determine subsequent Target Value Dates	Guarantee Percentage used to calculate the Target Value
Tenth Rider Anniversary	Fifth Rider Anniversary	80%

NOTE:

•	FOR NEWLY ISSUED CONTRACTS: In order for you to receive the rider rates reflected in this Supplement, your application must be signed within the time period stated above, we must receive the application in Good Order within seven calendar days after the end of this time period, and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. If these conditions are not met, you will receive the rider rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
It is important to note that during the 60-days after the end of the time period stated above, if any of the rider rates that we are currently offering on the Issue Date are better than the rider rates we were offering on the date you signed the application, the rider charge has not increased, and none of these rates are worse, you will receive the rider with the better rates and current rider charge that are available on your Issue Date. For Income Protector, we consider a rate to be better if it has increased. For Investment Protector, we consider the following changes to be better:  if the rates for the Earliest Anniversary or Subsequent Future Anniversary decreased, or if the rate for the Guarantee Percentage increased. However, if any of these rates are worse or if the rider charge has increased, we will issue your Contract with the rider, rates and rider charge that were available on the date you signed your application.
•	FOR INFORCE CONTRACTS: If you are selecting Income Protector or Investment Protector after the Issue Date, you will receive the rider, rates and rider charge available on your Rider Effective Date.
•	On the Rider Effective Date we establish the rates for your selected benefit and we cannot change these rates while your benefit is in effect.

VSN-0516
 (VSN-400, VSN-159)